CVS Health and Oak St. Health Creating the Premier Medicare Value-Based Care Platform February 8, 2023

Cautionary statement concerning forward-looking statements This presentation includes forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by or on behalf of CVS Health Corporation ("CVS Health") or Oak Street Health, Inc. ("Oak Street Health").This presentation contains forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding CVS Health's expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "aim," "potential," "continue," "ongoing," "goal," "can," "seek," "target" or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. Statements in this presentation that are forward looking may include, but are not limited to, statements regarding the benefits of the proposed acquisition of Oak Street Health and the associated integration plans, expected synergies and revenue opportunities, anticipated future operating performance and results of CVS Health, the expected management and governance of Oak Street Health following the acquisition and expected timing of the closing of the proposed acquisition and other transactions contemplated by the merger agreement. By their nature, all forward-looking statements are not guarantees of future performance or results and are subject to risks and uncertainties that are difficult to predict and/or quantify. Such risks and uncertainties include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the right of CVS Health or Oak Street Health or both of them to terminate the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the failure to obtain applicable regulatory or Oak Street Health stockholder approval in a timely manner or otherwise; the risk that the acquisition may not close in the anticipated timeframe or at all due to one or more of the other closing conditions to the transaction not being satisfied or waived; the risk that there may be unexpected costs, charges or expenses resulting from the proposed acquisition; risks related to the ability of CVS Health and Oak Street Health to successfully integrate the businesses and achieve the expected synergies and operating efficiencies within the expected timeframes or at all and the possibility that such integration may be more difficult, time consuming or costly than expected; risks that the proposed transaction disrupts CVS Health's or Oak Street Health's current plans and operations; the risk that certain restrictions during the pendency of the proposed transaction may impact CVS Health's or Oak Street Health's ability to pursue certain business opportunities or strategic transactions; risks related to disruption of each company's management's time and attention from ongoing business operations due to the proposed transaction; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of CVS Health's and/or Oak Street Health's common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability of CVS Health and Oak Street Health to retain and hire key personnel, to retain customers and to maintain relationships with each of their respective business partners, suppliers and customers and on their respective operating results and businesses generally, including with respect to Humana Inc. and its affiliates, which lease or license to Oak Street Health a majority of Oak Street Health's primary care centers; the risk of litigation that could be instituted against the parties to the merger agreement or their respective directors, managers or officers and/or regulatory actions related to the proposed acquisition, including the effects of any outcomes related thereto; risks related to unpredictable and severe or catastrophic events, including but not limited to acts of terrorism, war or hostilities, cyber attacks, or the impact of the COVID-19 pandemic or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on CVS Health's or Oak Street Health's business, financial condition and results of operations, as well the response thereto by each company's management; and other business effects, including the effects of industry, market, economic, political or regulatory conditions. Also, CVS Health's and Oak Street Health's actual results may differ materially from those contemplated by the forward-looking statements for a number of additional reasons as described in CVS Health's and Oak Street Health's respective Securities and Exchange Commission ("SEC") filings, including those set forth in the Risk Factors section and under any "Forward-Looking Statements" or similar heading in CVS Health's or Oak Street Health's respective most recently filed Annual Report on Form 10-K, Oak Street Health's Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and CVS Health's and Oak Street Health's Current Reports on Form 8-K. 2023 CVS Health and/or one of its affiliates. 2

Cautionary statement concerning forward-looking statements (continued) You are cautioned not to place undue reliance on CVS Health's or Oak Street Health's forward-looking statements. CVS Health's and Oak Street Health's respective forward-looking statements are and will be based upon each company's management's then-current views and assumptions regarding CVS Health's proposed acquisition of Oak Street Health, future events and operating performance, and are applicable only as of the dates of such statements. Neither CVS Health nor Oak Street Health assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events, uncertainties or otherwise. This presentation may include non-GAAP financial measures that CVS Health uses to describe its performance. In accordance with SEC regulations, unless stated otherwise herein, you can find the definitions of these non-GAAP measures, as well as reconciliations to the most directly comparable GAAP measures, on the Investor Relations Resources portion of CVS Health's website. Non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures determined or calculated in accordance with GAAP. CVS Health's definitions of its non-GAAP financial measures may not be comparable to similarly titled measures reported by other companies. In addition, this presentation includes projected Oak Street Health adjusted EBITDA, a non-GAAP measure used to describe Oak Street Health's expected performance. We have not presented a reconciliation of this non-GAAP measure to projected Oak Street Health net income, the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure. 2023 CVS Health and/or one of its affiliates. 3

Our Health Care Delivery Vision Our vision is to deliver an industry-leading health care experience for consumers and providers through a risk-enabled, vertically-aligned, all-payor value-based care delivery platform Achieving our vision requires the right set of capabilities to serve a broader customer and consumer base, especially those in underserved communities The key capabilities at the center of our vision start with a value-based primary care model that is multi-payor, convenient, multi-channel and successful at driving consumer engagement and improved health outcomes We are broadening our value-based care platform into primary care which will together accelerate our growth and long-term value to our patients, customers, and shareholders The acquisitions of Oak St. Health and signifyhealth combined with our established care delivery assets (i.e., retail health, pharmacy, virtual care) position CVS Health to achieve our Health Care Delivery Strategy and accelerate our long-term growth rate Please note that the Signify Health transaction is pending and remains subject to customary closing conditions. 2023 CVS Health and/or one of its affiliates. 4

Key Transaction Terms Purchase Price Acquiring 100% of Oak Street Health for $39 per share in cash ~$10.6 billion transaction value, including net debt Organizational Structure Mike Pykosz will continue to lead Oak Street Health Oak Street Health will operate as a payor-agnostic business within CVS Health Closing Transaction expected to close in 2023 Subject to regulatory approvals, Oak Street shareholder approval and other customary closing conditions Together, we are creating the premier multi-payor Medicare Value-Based Care platform. 2023 CVS Health and/or one of its affiliates. 5

Oak Street Health Is A Leading Medicare Value-Based Primary Care Platform

PROVEN ABILITY TO IMPROVE OUTCOMES & EXPERIENCES

- Over 50% reduction in hospital admissions
- 42% reduction in 30-day readmission rate
- 43% reduction in depressive symptoms
- 5-star HEDIS level performance[1]
- Net Promoter Score of 90

INTEGRATED, CONNECTED CARE

A leading provider of integrated care offerings that combine:

- Primary Care
- Health Analytics
- Social Support Services
- RubiconMD Virtual Specialty Care
- Behavioral Health *(in person, virtually, & in-home)*

MORE HOLISTIC, QUALITY CARE

- Physicians **spend 3x longer with patients**, and spend more time coordinating holistic, connected care
- More than 90% of centers located in medically underserved areas with average incomes below 300% of the federal poverty level

1. For patients that completed a 2021 wellness review visit
2. ~6,000 team members as of December 2022
3. As of December 31, 2022, 57% of Oak Street Health's medical centers are leased or licensed from Humana Inc. or one of its affiliates.

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©2023 CVS Health and/or one of its affiliates.

FAST FACTS ON Oak St. Health

As Of December 2022

~159K
At-risk patients

~600
Care providers[2]

169
Medical centers[3]

21
States covered

CVSHealth

CVS Health and Oak Street Health combination has strong strategic merit and alignment Oak Street Health is a leading senior focused, value-based, primary care asset Expands Oak Street touchpoints in the community, increasing access, adherence and ability to manage risk Strong cultural alignment and experienced management team with extensive care delivery expertise Fully integrated technology platform that assesses over 2,000 patient data points to optimize care plans Opportunity to further improve Oak Street patient outcomes through complementary CVS Health clinical services 2023 CVS Health and/or its affiliates. 7

Clear path to profitability, robust clinic growth and meaningful synergies drive double-digit return on invested capital over time Path to profitability evidenced by highly consistent performance across geographies and cohorts(1,2) Platform Contribution ($M) $8 $6 $4 $2 $0 ($2) 0 1 2 3 4 5 6+ Clinic Maturity (in Years) Clinic expansion provides robust growth opportunity 2022 169(4) 2026E 300+ 1. Expected 2022 cohort performance, excluding exclusive centers. 2. Platform contribution defined as total revenues less the sum of (i) medical claims expense and (ii) cost of care, excluding depreciation and amortization. 3. Projected Oak Street Health Adjusted EBITDA is a non-GAAP financial measure. The comparable GAAP measure is projected net income (loss) and is defined as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, interest expense, net, transaction and offering costs, one-time in nature litigation costs, provision for income taxes and fair value adjustments related to assets and liabilities recorded in purchase accounting such as earn-out-liabilities and intangibles and related to impairment of equity investments, all on a projected basis. Assumes $125,000 in overhead costs per center per month. A comparable GAAP measure and a reconciliation is not available. Projected Oak Street Health Adjusted EBITDA is calculated in a manner that is different than Adjusted EBITDA presented by CVS Health. 4. As of December 31, 2022, 57% of Oak Street Health's medical centers are leased or licensed from Humana Inc. or one of its affiliates. Project over $2B in embedded Oak Street Health Adjusted EBITDA(3) by 2026($7M/center) AND Unlocks $500M+ in synergy potential over time Accelerates Oak Street Health patient growth through CVS channels Improves Oak Street Health economics through integration with complementary CVS assets Drives greater retention of Aetna MA members utilizing Oak Street physicians Increases opportunities for Oak Street to collaborate with CVS Pharmacy and Caremark Saves external public company and lease costs 2023 CVS Health and/or one of its affiliates. 8

Capability-focused capital deployment centered on value-based care to accelerate our health delivery strategy Primary Care Services Consumer-centric, next-generation clinics serving as focal point of care Home Health Home solutions to extend reach and performance of primary care Physician Enablement Provider tools and solutions to enable value-based models Premier value-based care services leveraging tech-enabled care model across 21 states Oak St. Health In-home services and care coordination through network of 10,000+ clinicians signifyhealth Turnkey analytics, network and practice improvement solutions to enable value-based care signifyhealth Together, these drive improved... ACCESS COST QUALITY SATISFACTION ....which leads to better outcomes. Please note that Siginify Health transaction is pending and remains subject to customary closing conditions. 2023 CVS Health and/or one of its affiliates. 9

The premier Medicare Value-Based Care platform

making healthier happen together

~159K
at-risk patients

~600
care providers

169
medical centers

with significant opportunity to scale

Advanced Primary Care

Oak St. Health

Foundational Businesses

CVS caremark
CVS pharmacy
aetna

More than 100M Caremark & Aetna members

85% of Americans live within 10 miles of a CVS Store

Nearly 5M customers visit CVS locations every day

>47M unique digital customers

>1,100 MinuteClinics delivering 5.5M+ acute care visits annually

Carbon investment and pilots to help transform our Retail Health experience



Home Health / Provider Enablement

signifyhealth.

10K in-field clinicians nationwide

~2.5M patient home visits (1)

700K+ Medicare ACO beneficiaries expected by 2023

1. In-home and virtual visits expected in 2022

Please note that the Signify Health transaction is pending and remains subject to customary closing conditions.

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©2023 CVS Health and/or one of its affiliates.

CVSHealth.

Building our Health Care Delivery business and enhancing our sustainable long-term growth rate Foundational Business Growth Health Care Delivery Long-Term Adjusted Operating Income Growth % ~7-8% ~2% Signify Health and Oak Street Health are projected to deliver a meaningful portion of our targeted ~2% incremental long-term growth Foundational businesses poised to deliver strong growth driven by leading franchises, market trends and efficiency gains combined with Health Care Delivery acquisitions and synergies will meaningfully improve our growth rate 2023 CVS Health and/or one of its affiliates. 11

Our long-term growth trajectory

Sustainable low double-digit adjusted EPS growth with attractive dividend growth

CVS Health.

Adjusted
EPS targets



2022
$8.25
(Adjusted Baseline)
2023
$8.70 to $8.90
2024
~$9.00
2025
~$10.00 + upside based on successful resolution of Medicare Stars Ratings mitigation efforts

Expected Sources of **Long-Term EPS Growth**	Foundational Business & Cost Improvements **~7-8%**	+	Health Care Delivery & Share Repurchases **~2-3%**	**Shareholder dividend aligned with earnings growth** Commitment to maintain current investment grade ratings

Note: Beginning in 2023, Adjusted EPS will exclude realized capital gains and losses.

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©2023 CVS Health and/or one of its affiliates.

CVS Health.

Additional Information and Where to Find It This communication is being made in respect to the proposed transaction involving CVS Health and Oak Street Health. A meeting of the stockholders of Oak Street Health will be announced as promptly as practicable to seek stockholder approval in connection with the proposed transaction. CVS Health and Oak Street Health intend to file relevant materials with the SEC, including that Oak Street Health will file a preliminary and definitive proxy statement relating to the proposed transaction. The definitive proxy statement will be mailed to Oak Street Health's stockholders. This presentation is not a substitute for the proxy statement or any other document that may be filed by Oak Street Health with the SEC. BEFORE MAKING ANY DECISION, OAK STREET HEALTH STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Oak Street Health's stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Oak Street Health's proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by Oak Street Health and CVS Health with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investor Relations section of Oak Street Health's website at https://www.OakStreetHealth.com or the Investor Resources section of CVS Health's website at https://investors.cvshealth.com. No Offer or Solicitation This presentation is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation CVS Health, Oak Street Health and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Oak Street Health's stockholders in connection with the proposed transaction. Information regarding CVS Health's directors and executive officers is contained in CVS Health's Definitive Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the SEC on April 1, 2022. Information regarding Oak Street Health's directors and executive officers, including a description of their respective direct or indirect interests, by security holdings or otherwise will be included in the proxy statement described above. These documents (when available) may be obtained free of charge from the SEC's website at www.sec.gov or by accessing the Investor Relations section of Oak Street Health's website at https://www.OakStreetHealth.com or the Investor Resources section of CVS Health's website at https://investors.cvshealth.com. 2023 CVS Health and/or one of its affiliates. 13

For additional questions, please contact: TOM COWHEY Senior Vice President, Capital Markets investorinfo@cvshealth.com LARRY MCGRATH Senior Vice President, Business Development Senior Vice President, Business Development and Investor Relations 1-800-201-0938 investorinfo@cvshealth.com nd Investor Relations 1-800-201-0938 investorinfo@cvshealth.com 2023 CVS Health and/or its affiliates. 14